INTER
PUBLIC
GROUP

First Quarter 2007 Earnings Conference Call

May 10, 2007

Overview – First Quarter 2007

- Revenue increased 2.4% from Q1-06
  - Organic revenue change was 1.6%
- Operating expenses were approximately flat
  - Organic decrease of 1%
- Operating loss narrowed by $35 million
- Cash flow from operations improved $145 million
- E.P.S. improved to a loss of $0.29 from a loss of $0.43

INTER PUBLIC GROUP

Operating Performance Q1 - 2007

	Three Months Ended March 31			
		2007		2006
Revenue	$	1,359.1	$	1,327.0
Salaries and Related Expenses		988.8		950.7
Office and General Expenses		495.1		535.5
Restructuring and Other Reorganization-Related (Reversals) Charges		(0.6)		0.4
Operating Loss		(124.2)		(159.6)
Interest Expense		(55.0)		(46.1)
Interest Income		28.5		25.9
Other (Expense) Income		(1.5)		0.6
Loss before Income Taxes		(152.2)		(179.2)
Benefit of Income Taxes		(25.7)		(8.8)
Net Equity Interests (Net of Tax)		0.6		0.2
Net Loss		(125.9)		(170.2)
Dividends on Preferred Stock		6.9		11.9
Net Loss Applicable to Common Stockholders	$	(132.8)	$	(182.1)
Loss per share of common stock - basic and diluted:	$	(0.29)	$	(0.43)
Weighted-average shares - basic and diluted		456.0		426.0

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Revenue

INTER PUBLIC GROUP

Interpublic

	Three Months Ended	
March 31, 2006	**$ 1,327.0**	
Total change	32.1	2.4%
Foreign currency changes	31.6	2.4%
Net acquisitions/divestitures	(20.3)	(1.6%)
Organic	20.8	1.6%
March 31, 2007	**$ 1,359.1**	

Segments

	Three Months Ended March 31			
			Change	
	2007	2006	Reported	Organic
IAN	$ 1,131.2	$ 1,108.8	2.0%	1.0%
CMG	$ 227.9	$ 218.2	4.4%	4.4%

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

Geographic Revenue Change

	Three Months Ended March 31, 2007	
	Reported	Organic
United States	3.9%	4.2%
International	0.3%	(2.1%)
United Kingdom	6.9%	4.2%
Continental Europe	(0.1%)	(5.9%)
Latin America	0.9%	(0.7%)
Asia Pacific	(4.0%)	(4.7%)
Other	(5.5%)	0.8%
Worldwide	**2.4%**	**1.6%**

INTER PUBLIC GROUP

See reconciliation on page 15.

Expenses

INTER PUBLIC GROUP

Salaries & Related

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended March 31	$ 988.8	$ 950.7	$ 38.1	4.0%	2.8%
% of Revenue	*72.8%*	*71.6%*			
three months severance	$ 10.7	$ 12.1	$ (1.4)	(11.6%)	
% of Revenue	*0.8%*	*0.9%*			

Office & General

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended March 31	$ 495.1	$ 535.5	$ (40.4)	(7.5%)	(7.9%)
% of Revenue	*36.4%*	*40.4%*			
three months total professional fees	$ 53.9	$ 90.7	$ (36.8)	(40.6%)	
% of Revenue	*4.0%*	*6.8%*			

See reconciliation on page 14.

($ in Millions)

Cash Flow Q1 - 2007

	Three Months Ended March 31	
	2007	2006
NET LOSS	$ (126)	$ (170)
OPERATING ACTIVITIES		
Depreciation & amortization	70	55
Deferred taxes	(49)	(32)
Other non-cash items	10	4
Change in working capital, net	(283)	(393)
Other non-current assets & liabilities	(5)	8
Cash used in Operating Activities	(383)	(528)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(14)	(2)
Business & investment purchases/sales, net	8	3
Capital expenditures	(28)	(19)
Cash used in Investing Activities	(34)	(18)
FINANCING ACTIVITIES		
Decrease in short-term bank borrowings	(20)	(9)
Preferred stock dividends	(7)	(11)
Other	(4)	(7)
Cash used in Financing Activities	(31)	(27)
Currency Effect	9	8
Decrease in Cash & S/T Marketable Securities	$ (439)	$ (565)

INTER PUBLIC GROUP

($ in Millions)

Balance Sheet – Current Portion

INTER PUBLIC GROUP

	March 31, 2007	December 31, 2006	March 31, 2006
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,466.9	$ 1,955.7	$ 1,207.0
Short-term marketable securities	51.5	1.4	420.0
Accounts receivable, net	3,459.7	3,934.9	3,581.9
Expenditures billable to clients	1,118.2	1,021.4	945.0
Deferred income taxes	70.9	70.9	184.3
Prepaid expenses and other current assets	246.4	224.5	219.7
Total current assets	**$ 6,413.6**	**$ 7,208.8**	**$ 6,557.9**
CURRENT LIABILITIES:			
Accounts payable	$ 3,801.0	$ 4,124.1	$ 3,970.6
Accrued liabilities	2,127.9	2,426.7	2,031.3
Short-term debt	464.2	82.9	49.3
Total current liabilities	**$ 6,393.1**	**$ 6,633.7**	**$ 6,051.2**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.3 billion



$800
$600
$400
$200
$0
millions
$ 64
$ 400(A)
$250
$250
$500
$ 400(B)
$350
$ 800
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Other Short-Term Debt
Long-Term Debt
4.50% Convertible Notes
4.25% Convertible Notes
First Investor Option to Put 4.5% Convertible Notes due 2023
First Investor Option to Put 4.25% Convertible Notes due 2023

Face Value
As of March 31, 2007

(A) Discrete option to put 4.5% Notes for cash in March 2008, and for cash or stock, at Company's election, in March 2013 and March 2018
(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018

($ in Millions, except Total Debt)

INTER PUBLIC GROUP

Summary

- Q1-07 performance as planned
- Focus on improving key operating metrics for the balance of '07
  - Organic revenue growth
  - Leverage on salaries/related expenses
- Continuing to build on key company-wide initiatives to drive performance improvement

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Appendix

Revenue by Region

Q1 2007


Other
5%
Asia Pacific
7%
Latin America
4%
Continental
Europe
15%
United Kingdom
10%
United States
59%

$1,359.1

Q1 2006


Other
5%
Asia Pacific
8%
Latin
America
4%
Continental
Europe
16%
United
Kingdom
9%
United
States
58%

$1,327.0

($ in Millions)

INTER PUBLIC GROUP

Depreciation and Amortization

	2006				
	Q1	Q2	Q3	Q4	FY 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.2	$ 41.9	$ 46.6	$ 173.6
Amortization of bond discounts and deferred financing costs	3.2	7.7	11.3	9.6	31.8
Amortization of restricted stock and other non-cash compensation	9.3	11.4	16.4	18.0	55.1
Total	$ 55.4	$ 61.3	$ 69.6	$ 74.2	$ 260.5

	2007	
	Q1	YTD 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 43.0
Amortization of bond discounts and deferred financing costs	7.8	7.8
Amortization of restricted stock and other non-cash compensation	19.6	19.6
Total	$ 70.4	$ 70.4

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended	
	$	% Change
March 31, 2006	$ 950.7	
Foreign currency changes	24.4	2.6%
Net acquisitions/divestitures	(12.8)	(1.4%)
Organic	26.5	2.8%
Total change	38.1	4.0%
March 31, 2007	$ 988.8	

Office & General

	Three Months Ended	
	$	% Change
March 31, 2006	$ 535.5	
Foreign currency changes	13.2	2.5%
Net acquisitions/divestitures	(11.4)	(2.1%)
Organic	(42.2)	(7.9%)
Total change	(40.4)	(7.5%)
March 31, 2007	$ 495.1	

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended March 31

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
US	$ 806.0	$ 775.4	$ 30.6	$ -	$ (1.7)	$ 32.3
UK	134.5	125.8	8.7	14.6	(11.2)	5.3
Continental Europe	206.5	206.7	(0.2)	17.3	(5.3)	(12.2)
Latin America	56.0	55.5	0.5	1.0	(0.1)	(0.4)
Asia Pacific	95.7	99.7	(4.0)	2.2	(1.5)	(4.7)
Other	60.4	63.9	(3.5)	(3.5)	(0.5)	0.5
Worldwide	$ 1,359.1	$ 1,327.0	$ 32.1	$ 31.6	$ (20.3)	$ 20.8

INTER PUBLIC GROUP

($ in Millions)

INTER
PUBLIC
GROUP

Metrics Supplement

Metrics Supplement

Category	Metric
REVENUE	by Discipline per Employee
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits and Tax Severance Expense Incentive Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense ex-D&A T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense Total Available Liquidity

INTER PUBLIC GROUP

Revenue by Discipline

INTER PUBLIC GROUP


Marketing Services
43%
57%
Advertising & Media

$1,359.1

March 31, 2007

QTD

Unaudited data

($ in Millions)

Revenue per Employee*


Last Twelve Months
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$147.4
$146.2
$145.7
LTM 3/31/2007
LTM 12/31/06
LTM 3/31/06

* Annual headcount is a 5 point average

($ in Millions)

Salaries & Related Expenses

% of Revenue, Last Twelve Months


70.0%
65.0%
60.0%
55.0%
50.0%
64.0%
63.7%
63.4%
LTM 3/31/07
LTM 12/31/06
LTM 3/31/06

Salaries & Related Expenses % of Revenue

Three Months Ended March 31


Base, Benefits & Tax
70.0%
60.0%
50.0%
40.0%
61.5%
61.1%
3/31/07
3/31/06


Incentive Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.7%
2.5%
3/31/07
3/31/06


Severance Expense
2.0%
1.0%
0.0%
0.8%
0.9%
3/31/07
3/31/06


Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.9%
3.9%
3/31/07
3/31/06

All other Salaries & Related, not shown, was 2.9% and 3.2% for the three months ended March 31, 2007 and 2006, respectively.

INTER PUBLIC GROUP

Office & General Expenses

% of Revenue, Last Twelve Months


40.0%
38.0%
36.0%
34.0%
32.0%
30.0%
32.8%
33.6%
36.6%
LTM 3/31/07
LTM 12/31/06
LTM 3/31/06

INTER PUBLIC GROUP

Office & General Expenses % of Revenue

Three Months Ended March 31



Professional Fees
8.0%
6.0%
4.0%
2.0%
0.0%
4.0%
6.8%
3/31/07
3/31/06



Occupancy (ex-depreciation)
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
9.5%
9.7%
3/31/07
3/31/06



T&E, Office Supplies & Telecom
8.0%
6.0%
4.0%
2.0%
0.0%
5.2%
5.3%
3/31/07
3/31/06



All Other O&G
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
17.7%
18.6%
3/31/07
3/31/06

"All Other O&G" includes client service costs, depreciation and amortization in O&G, bad debt expense, and other expenses.

INTER PUBLIC GROUP

EBITDA Coverage of Net Interest Expense



Adjusted EBITDA : Net Interest Expense, Last Twelve Months
10.0
8.0
6.0
4.0
2.0
0.0
5.9x
5.4x
2.7x
LTM 3/31/07
LTM 12/31/06
LTM 3/31/06

Adjusted EBITDA is calculated as operating income excluding the following: impairments and other charges, restructuring and other reorganization-related charges, and depreciation and amortization of fixed assets, intangible assets, restricted stock and other awards. Net interest expense is calculated as reported interest expense, adjusted for non-cash interest amortization, less reported interest income.

See reconciliation on slide 25.

INTER PUBLIC GROUP

Reconciliation of Adjusted EBITDA and Net Interest Expense

INTER PUBLIC GROUP

	LTM 3/31/2007	LTM 12/31/2006	LTM 3/31/2006
Operating Income (Loss)	$ 141.4	$ 106.0	$ (94.7)
Add back:			
Restructuring and other reorganization-related charges	33.5	34.5	-
Long-lived asset impairments	27.2	27.2	98.6
Depreciation and amortization*	239.1	228.7	211.2
Adjusted EBITDA	$ 441.2	$ 396.4	$ 215.1
Interest Expense	$ (227.6)	$ (218.7)	$ (181.1)
Interest Income	115.9	113.3	91.0
Net Interest Expense	$ (111.7)	$ (105.4)	$ (90.1)
Net Interest Expense, Excluding Non-Cash Amortization	$ (75.3)	$ (73.6)	$ (79.9)
Adjusted EBITDA : Net Interest Expense	3.9	3.8	2.4
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	5.9	5.4	2.7

* Includes depreciation and amortization of fixed assets, intangible assets and restricted stock and other non-cash compensation.

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facilities


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$527
$1,518
$530
$1,957
$530
$1,469
$533
$1,578
$305
$1,627
3/31/07
12/31/06
9/30/06
6/30/06
3/31/06
Cash and Short-Term Marketable Securities
Available Committed Credit Facilities

INTER PUBLIC GROUP

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors.

INTER PUBLIC GROUP